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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: December 17, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                        ENSTAR INCOME PROGRAM IV-1, L.P.,
                          A GEORGIA LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Georgia                      0-15705              58-1648322
  (STATE OR OTHER JURISDICTION           (COMMISSION           (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NO.)


10900 Wilshire Blvd., 15th Floor, Los Angeles, California         90024
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



Registrant's telephone number, including area code:  (310) 824-9990

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ITEM 5. OTHER EVENTS.

        On November 25, 1997, Smithtown Bay, LLC disseminated a letter stating its interest in acquiring up to 1,680 units of limited partnership interests in Enstar Income Program IV-1, L.P. (the "Registrant") for a price of $120 per unit less certain transaction costs. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated December 17, 1997 which is filed as an exhibit hereto and incorporated herein by this reference.

        FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE CORPORATE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE CORPORATE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE CORPORATE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

        5.1    Letter to Limited Partners dated December 17, 1997.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENSTAR INCOME PROGRAM IV-1, L.P.,
                                        A Georgia limited partnership

                                        By:   Enstar Communications Corporation
                                              General Partner


Date:  December 18, 1997                    By:    /s/ Michael K. Menerey
                                                 -----------------------------
                                                 Michael K. Menerey
                                                 Chief Financial Officer


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
                                                           Sequentially
                                                             Numbered
 Exhibit                       Description                     Page
 -------                    -----------------              ------------
   5.1                      Letter to Limited                    5
                             Partners dated
                            December 17, 1997

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